RULE 497(e)
                                                 File Nos. 33-34841 and 811-6011

                              THE MONTGOMERY FUNDS

                    Supplement dated March 15, 1999, to the
                       Prospectus dated January 31, 1999


For the Montgomery California Tax-Free Money Fund--Class R Shares

Effective March 15, 1999, the California Tax-Free Money Fund will invest in only those municipal securities that provide income exempt from the alternative minimum tax.